EXHIBIT 99.3

Description of Transactions in the Shares that were Effected during the Past 60 Days

Nature of Transaction	Purchaser	Date of Transaction	Amount of Securities	Price Per Share/Premium Per Option
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 17, 2012	35,100	$23.94
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 17, 2012	18,900	$24.15
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 17, 2012	30,000	$24.24
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 21, 2012	1,300	$23.90
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 21, 2012	94,546	$23.74
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 22, 2012	72,484	$23.54
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 23, 2012	5,652	$23.52
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 23, 2012	43,872	$23.64
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 23, 2012	424,804	$23.68
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 24, 2012	19,788	$23.71
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 27, 2012	1,800	$23.75
Open Market Purchase of Common Stock	Marcato II, LP	February 27, 2012	8,725	$24.84
Open Market Purchase of Common Stock	Marcato LP	February 27, 2012	27,698	$24.84

Nature of Transaction	Purchaser	Date of Transaction	Amount of Securities	Price Per Share/Premium Per Option
Open Market Purchase of Common Stock	Marcato International Master Fund Ltd.	February 27, 2012	63,577	$24.84
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 28, 2012	27,000	$24.70
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 28, 2012	100,000	$24.60
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 29, 2012	66,342	$24.83
Open Market Purchase of Common Stock	Corvex Master Fund LP	February 29, 2012	81,700	$24.89
Open Market Purchase of Common Stock	Marcato LP	February 29, 2012	10,751	$24.98
Open Market Purchase of Common Stock	Marcato International Master Fund Ltd.	February 29, 2012	252,449	$24.98
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 1, 2012	20,661	$25.39
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 1, 2012	25,000	$25.35
Open Market Purchase of Common Stock	Marcato LP	March 1, 2012	3,678	$25.54
Open Market Purchase of Common Stock	Marcato International Master Fund Ltd.	March 1, 2012	86,357	$25.54
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 2, 2012	71,000	$25.35
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 2, 2012	25,000	$25.35
Open Market Purchase of Common Stock	Marcato LP	March 2, 2012	4,085	$25.35
Open Market Purchase of Common Stock	Marcato International Master Fund Ltd.	March 2, 2012	95,915	$25.35

Nature of Transaction	Purchaser	Date of Transaction	Amount of Securities	Price Per Share/Premium Per Option
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 5, 2012	45,931	$25.37
Open Market Purchase of Common Stock	Marcato LP	March 5, 2012	2,281	$25.40
Open Market Purchase of Common Stock	Marcato International Master Fund Ltd.	March 5, 2012	53,568	$25.40
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 6, 2012	47,600	$25.26
Open Market Purchase of Common Stock	Marcato LP	March 6, 2012	2,198	$25.28
Open Market Purchase of Common Stock	Marcato International Master Fund Ltd.	March 6, 2012	51,602	$25.28
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 7, 2012	25,300	$25.22
Open Market Purchase of Common Stock	Marcato LP	March 7, 2012	641	$25.28
Open Market Purchase of Common Stock	Marcato International Master Fund Ltd.	March 7, 2012	15,059	$25.28
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 8, 2012	10,146	$25.22
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 8, 2012	80,000	$25.19
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 9, 2012	140,500	$25.66
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 12, 2012	32,400	$25.82
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 12, 2012	100,000	$25.84
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 13, 2012	25,000	$25.71

Nature of Transaction	Purchaser	Date of Transaction	Amount of Securities	Price Per Share/Premium Per Option
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 13, 2012	45,000	$25.70
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 14, 2012	102,000	$25.98
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 15, 2012	105,063	$26.04
Purchase of Call Options	Corvex Master Fund LP	March 16, 2012	420,000(1)	$8.26(2)
Sale of Put Options	Corvex Master Fund LP	March 16, 2012	420,000(3)	$0.01(4)
Purchase of Call Options	Corvex Master Fund LP	March 19, 2012	75,000(1)	$8.35(2)
Sale of Put Options	Corvex Master Fund LP	March 19, 2012	75,000(3)	$0.01(4)
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 20, 2012	20,000	$25.90
Purchase of Call Options	Corvex Master Fund LP	March 20, 2012	100,000(1)	$8.05(2)
Sale of Put Options	Corvex Master Fund LP	March 20, 2012	100,000(3)	$0.01(4)
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 21, 2012	20,000	$25.89
Purchase of Call Options	Corvex Master Fund LP	March 21, 2012	100,000(1)	$7.94(2)
Sale of Put Options	Corvex Master Fund LP	March 21, 2012	100,000(3)	$0.01(4)
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 22, 2012	25,000	$25.86
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 22, 2012	20,000	$25.85
Purchase of Call Options	Corvex Master Fund LP	March 22, 2012	45,000(1)	$7.96(2)
Sale of Put Options	Corvex Master Fund LP	March 22, 2012	45,000(3)	$0.01(4)
Purchase of Call Options	Corvex Master Fund LP	March 23, 2012	70,000(1)	$8.26(2)
Sale of Put Options	Corvex Master Fund LP	March 23, 2012	70,000(3)	$0.01(4)
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 26, 2012	10,000	$26.17

Nature of Transaction	Purchaser	Date of Transaction	Amount of Securities	Price Per Share/Premium Per Option
Open Market Purchase of Common Stock	Marcato II, LP	March 26, 2012	15,776	$26.11
Open Market Purchase of Common Stock	Marcato LP	March 26, 2012	52,794	$26.11
Open Market Purchase of Common Stock	Marcato International Master Fund Ltd.	March 26, 2012	178,730	$26.11
Purchase of Call Options	Corvex Master Fund LP	March 26, 2012	200,000(1)	$8.35(2)
Sale of Put Options	Corvex Master Fund LP	March 26, 2012	200,000(3)	$0.01(4)
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 27, 2012	186,800	$26.23
Open Market Purchase of Common Stock	Marcato II, LP	March 27, 2012	13,091	$26.25
Open Market Purchase of Common Stock	Marcato LP	March 27, 2012	43,756	$26.25
Open Market Purchase of Common Stock	Marcato International Master Fund Ltd.	March 27, 2012	145,853	$26.25
Purchase of Call Options	Corvex Master Fund LP	March 27, 2012	225,000(1)	$8.05(2)
Sale of Put Options	Corvex Master Fund LP	March 27, 2012	225,000(3)	$0.01(4)
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 28, 2012	25,000	$26.55
Purchase of Call Options	Corvex Master Fund LP	March 28, 2012	3,700(1)	$7.94(2)
Sale of Put Options	Corvex Master Fund LP	March 28, 2012	3,700(3)	$0.01(4)
Purchase of Call Options	Corvex Master Fund LP	March 29, 2012	47,300(1)	$7.96(2)
Sale of Put Options	Corvex Master Fund LP	March 29, 2012	47,300(3)	$0.01(4)
Open Market Purchase of Common Stock	Corvex Master Fund LP	March 30, 2012	25,000	$27.21
Purchase of Call Options	Corvex Master Fund LP	March 30, 2012	85,100(1)	$7.94(2)

Nature of Transaction	Purchaser	Date of Transaction	Amount of Securities	Price Per Share/Premium Per Option
Sale of Put Options	Corvex Master Fund LP	March 30, 2012	85,100(3)	$0.01(4)
Open Market Purchase of Common Stock	Corvex Master Fund LP	April 2, 2012	69,000	$27.01
Purchase of Call Options	Corvex Master Fund LP	April 2, 2012	425,000(1)	$8.26(2)
Sale of Put Options	Corvex Master Fund LP	April 2, 2012	425,000(3)	$0.01(4)
Open Market Sale of Common Stock	Marcato, II LP	April 2, 2012	6,342	$27.31
Open Market Sale of Common Stock	Marcato, LP	April 2, 2012	14,640	$27.31
Open Market Purchase of Common Stock	Marcato International Master Fund, Ltd.	April 2, 2012	20,982	$27.31
Open Market Purchase of Common Stock	Corvex Master Fund LP	April 3, 2012	84,524	$26.91
Purchase of Call Options	Corvex Master Fund LP	April 3, 2012	28,900(1)	$9.00(2)
Sale of Put Options	Corvex Master Fund LP	April 3, 2012	28,900(3)	$0.01(4)
Open Market Purchase of Common Stock	Corvex Master Fund LP	April 4, 2012	175,787	$27.04

(1) Represents shares underlying American-style call options purchased in the over the counter market. These call options expire on April 30, 2013.

(2) This amount represents the cost of an applicable American-style call option to purchase one Share. The per share exercise price of these call options is $18.

(3) Represents shares underlying European-style put options sold in the over the counter market. These put options expire on the earlier of April 30, 2013 or the date on which the corresponding American-style call option described above in footnote 1 is exercised.

(4) This amount represents the proceeds received from an applicable European-style put option to sell one Share.  The per share exercise price of these put options is $18.